--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 13, 2000

                              SONUS NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         000-30229                  04-3387074
--------------               ------------------------       -------------------
  (State of                  (Commission File Number)         (IRS Employer
Incorporation)                                              Identification No.)

                       5 Carlisle Road, Westford, MA 01886
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (978) 692-8999
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

-------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

         Sonus Networks, Inc. (the "Company") effected a three-for-one stock split of its common stock, $0.001 par value per share ("Common Stock") in the form of a stock dividend paid on October 6, 2000 to those holders of record of the Company's Common Stock at the close of business on September 29, 2000.

         A copy of the press release issued by the Company announcing the three-for-one stock split is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

 99.1        Press Release dated August 15, 2000 issued by Sonus Networks, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 13, 2000

                     SONUS NETWORKS, INC.

                     By:
                         --------------------------------------
                     Stephen J. Nill, Chief Financial Officer,
                     Vice President of Finance and Administration
                     and Treasurer (authorized officer and principal financial and accounting officer)


                               EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Press Release dated August 15, 2000 issued by Sonus Networks, Inc.